Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[GRAPHIC]

Growth by Design

2004 Annual Investor Meeting
and Property Tour

[LOGO]

[GRAPHIC]

Bob Foley

Chief Financial Officer
Gramercy Capital Corporation

[GRAPHIC]

Company Overview

Core Business	Real estate specialty finance company

Structure	Real Estate Investment Trust

Manager	Externally managed by an affiliate of SL Green (NYSE: SLG)

Investment Objective	Current income and capital appreciation

Key Products	Whole loans, B-notes, mezzanine loans and preferred equity

Market Focus	Commercial and multi-family properties in select U.S. markets

[GRAPHIC]

Organizational Chart

Marc Holliday
CEO & President

Greg Hughes	Bob Foley		Hugh Hall	Andrew Mathias
CCO	CFO		COO	CIO

Asset	Reporting &	Financial	Business	NY Origination
Management	Control	Modeling	Manager	Christina Do
Andrew Falk	Matthew DiLiberto	Rohit Srivastava	Ellie Winkleman	David Schonbraun
David Balaj
Rachel Farscht

	Direct Origination	Institutional Origination
Rob Beck
Ben Haefele
Jim Hritz
Wendy Schwartzberg
Analysts (2) -TBD

[GRAPHIC]

Business Model

Business Model Illustration

Net Spread
Asset Yield	6.6% - 8.5%
Financing Cost	3.5% - 5.0%
Net Spread	3.1% - 3.5%
Levered Return
Asset Yield (equity component)	6.6% - 8.5%
Leverage Effect (3.0x Net Spread)	9.4% - 10.5%
= Gross Return on Investment	16.0% -19.0%
Operating Expenses	4.0% - 5.0%
Adjusted Net ROE	12.4% - 14.0%

[GRAPHIC]

Product Offerings

$100 mm		$30 mm
NYC Office	$100 mm	Multi-Family
MezzLoan	Retail B Note	Whole Loan

A Note	A Note
$55 mm	$55 mm	A Note
L + 85 bps	L + 85 bps	$15 mm
L + 85 bps

B Note	B Note
$25 mm	$25 mm
L + 450 bps	L + 450 bps
B Note
Mezzanine Loan	Mezzanine Loan	$12 mm
$10 mm	$10 mm	L + 625 bps
L + 900 bps	L + 900 bps

Equity	Equity
$10 mm	$10 mm	Equity
$3 mm

[GRAPHIC]

Financing Strategy

•                  Target leverage:  70% to 80% of total assets

•                  Committed and flexible financing to enhance liquidity and fund originations

•                  $325 million senior secured credit facilities with Wachovia Bank

•                  $100 mm upsize in documentation

•                  Supplementary secured credit facilities under negotiation

•                  Match funding strategy using structured finance vehicles (CDO, CMBS) to lock in cash spreads

•                  CDO execution anticipated in FY 2005

[GRAPHIC]

Recent Accomplishments

•                  Closed 10 investments totaling $299.3 million

•                  Closed 5 investments totaling $124.7 million during first 9 weeks of operations

•                  Closed 5 investment totaling $174.6 million between October 1, 2004 and November 30, 2004

•                  Weighted average coupon of L + 602 bps

•                  Posted earnings of $286,000 before non-recurring IPO expenses for Q3 2004

•                  Hired five additional GKKM employees for a total of seven

[GRAPHIC]

•                  Utilized $121.4 million of committed $325 million secured credit facilities

•                  Built sizable transaction pipeline extending into FY 2005

•                  Direct and institutional sources

•                  Diversified by property-type and geography

•                  Expect to be in line with FirstCall Estimates for 2005

[GRAPHIC]

Portfolio Stratification

Geographic Diversity ($MM)

[GRAPHIC]

Product Type ($MM)

[CHART]

[GRAPHIC]

Private Placement of Equity

Security:	Common shares with par value of $0.01 per share

Purchasers:	Institutional investors and SL Green Realty Corp.

Shares Issued:	5,500,000

Issue Price:	$17.27

Net Proceeds:	$94,985,000

Closing Date:	December 3, 2004

Settlement Date:	January 3, 2005

Use of Proceeds:	To fund investment activity and general corporate purposes

[GRAPHIC]

Transaction Rationale

•                  Need for Larger Equity Capital Base

•                  Investment pace ahead of plan

•                  CDO execution in FY 2005

•                  Attractive issuance price

•                  Issued at a 15% premium to IPO price

•                  Minimal Drag/Dilution

•                  Expand and Deepen Institutional Shareholder Base

[GRAPHIC]

Growth by Design

2004 Annual Investor Meeting
and Property Tour

[LOGO]